UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025 (October 23, 2025)

Onconetix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	ONCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

As disclosed in the Preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by Onconetix, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 29, 2025, the Company’s Board of Directors determined on October 23, 2025 that the 2025 annual meeting of stockholders (the “Annual Meeting”) shall be held at 10:00 a.m. Eastern Time on December 5, 2025 at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105.

Because the Company is holding the 2025 Annual Meeting more than 60 days subsequent to the anniversary of last year’s Annual Meeting of Shareholders, as provided in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Rule 14a-8), the Company is hereby providing the date by which shareholder proposals must be received by the Company to be included in the proxy statement for the 2025 Annual Meeting.

Deadline for Rule 14a-8 Stockholder Proposals

To be considered for inclusion in proxy materials for the 2025 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the Annual Meeting must be received by the Company at 201 E. Fifth Street, Suite 1900 Cincinnati, Ohio no later than the close of business on November 10, 2025. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting. The public announcement of an adjournment or postponement of the date of the Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

Advance Notice Deadline for Director Nominations

To be considered for inclusion in proxy materials for the 2025 Annual Meeting to bring nominations for directors, any such nominations must be received by the Company at the same address provided above no later than the close of business on November 10, 2025. Any proposal received after such date will be considered untimely.

Further, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by November 10, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onconetix, Inc.

Date: October 29, 2025	By:	/s/ Karina M. Fedasz
Karina M. Fedasz
Interim Chief Executive Officer and Interim Chief Financial Officer

2